Exhibit 10.2

AMENDMENT NO. 3
TO
PROMISSORY NOTE

This instrument is Amendment No. 3 (this “Amendment”), dated as of September 24, 2014, to the Promissory Note dated as of October 12, 2011 (the “Promissory Note”) issued by American Power Group, Inc. (the “Company”) to Lyle Jensen (the “Holder”). Terms used in this Amendment without definition which are defined in the Promissory Note have the same meanings in this Amendment as in the Promissory Note unless otherwise provided herein.

WHEREAS, the Company has previously issued the Promissory Note to the Holder and amended the Promissory Note on April 27, 2012 and again on April 30, 2014;

WHEREAS, the Promissory Note shall remain in full force and effect with this Amendment No. 3; and

WHEREAS, the Company and the Holder now desire to further amend the Promissory Note;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which the Parties hereby acknowledge, the Company and the Holder, intending to be legally bound, hereby agree as follows:

1.	The first paragraph of the Promissory Note is hereby amended by:

(a)	deleting the reference to “the second anniversary of the Closing (as defined below)” therein and replacing it with “October 1, 2015”;

2.    The Holder waives any prior default under the Promissory Note.

3.    Except as otherwise amended by this Amendment, all other terms and conditions of the Promissory Note shall remain in full force and effect.

4.    This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Iowa, excluding with respect to conflict of laws and each Party irrevocably (i) agrees that any action or proceeding arising from or relating to this Amendment may be brought only in the courts of Iowa or the U.S. District Court located in Des Moines, Iowa, (ii) consents, for itself and in respect of its property, to the jurisdiction of each such court in any such action or proceeding, and (iii) waives any objection to proceeding in such venue, including that the forum is inconvenient.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

AMERICAN POWER GROUP, INC.

By: /s/ Charles E. Coppa
Charles E. Coppa
Treasurer

HOLDER:

/s/ Lyle Jensen
Lyle Jensen